CENTER COAST MLP FOCUS FUND
A series of the Investment Managers Series Trust

Supplement Dated September 19, 2014
To the Prospectus Dated April 1, 2014 and Summary Prospectus Dated April 7, 2014

Please file this Supplement with your records.

The “Annual Fund Operating Expenses” table is revised as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) (1)

		A Shares		C Shares		Institutional Shares
Management fees		1.00%		1.00%		1.00%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.21%		0.21%		0.21%
Shareholder servicing fee	0.04%		0.04%		0.04%
All other expenses	0.17%		0.17%		0.17%
Deferred income tax expense (2)		7.49%		7.49%		7.49%
Total annual fund operating expenses(3)		8.95%		9.70%		8.70%
Recoupment of fees waived and/or expenses reimbursed (3)		0.03%		0.03%		0.03%
Total annual fund operating expenses after recoupment of waived fees and/or reimbursed expenses (3)		8.98%		9.73%		8.73%

1	Expenses have been restated to reflect current fees.
2
The Fund is structured as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset) for its future tax liability associated with the unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains (or loss). The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s net asset value per share. Deferred income tax expense (benefit) for a given period represents an estimate of the Fund’s potential tax expense if it were to recognize the unrealized gains (losses) in the portfolio and/or if it were to incur a net operating gain (loss).  An estimate of deferred tax expense (benefit) is dependent upon the Fund’s unrealized gains (losses) on investments and on its net investment income (loss).  Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2013, the Fund had deferred tax benefits from net operating losses of approximately $5.1 million and accrued approximately $132.0 million in deferred tax expense related to unrealized appreciation on investments, resulting in a net deferred tax expense of approximately $126.9 million.

3
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding front end or contingent deferred sales load, taxes such as deferred income tax expenses, leverage interest, brokerage commissions, or extraordinary expenses) do not exceed 1.50%, 2.25% and 1.25% of average daily net assets of the A Shares, C Shares and Institutional Shares, respectively.  This agreement is in effect until March 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period of three years from the date of the waiver or payment.

The “Expenses Example” table is revised as follows:

If shares are redeemed
	One Year	Three Years	Five Years	Ten Years
A Shares	$1,405	$2,961	$4,397	$7,519
C Shares	$1,045	$2,712	$4,313	$7,701
Institutional Shares	$857	$2,470	$3,967	$7,250

If shares are not redeemed
	One Year	Three Years	Five Years	Ten Years
A Shares	$1,405	$2,961	$4,397	$7,519
C Shares	$950	$2,712	$4,313	$7,701
Institutional Shares	$857	$2,470	$3,967	$7,250

The first paragraph of the discussion of “Deferred Tax/Financial Reporting Risk” on page 18 of the Prospectus dated April 1, 2014 is revised as follows:

•
Deferred Tax/Financial Reporting Risk. The Fund is structured as a “C” corporation and, unlike traditional mutual funds, the Fund generally will be subject to U.S. federal and state and local income tax on its taxable income. The Fund accrues a deferred tax liability (or asset) for its future tax liability associated with the unrealized appreciation (or depreciation) of its investments in excess of their cost basis as adjusted for the distributions received by the Fund on equity securities of master limited partnerships considered to be a return of capital and for any net operating gains (or loss). The Fund’s accrued deferred tax liability (or asset), if any, is reflected each day in the Fund’s net asset value per share. Deferred income tax expense (benefit) for a given period represents an estimate of the Fund’s potential tax expense if it were to recognize the unrealized gains (losses) in the portfolio and/or if it were to incur a net operating gain (loss).  An estimate of deferred tax expense (benefit) is dependent upon the Fund’s unrealized gains (losses) on investments and on its net investment income (loss).  Accordingly, such deferred tax expenses (benefits) may vary greatly from year to year and from day to day depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Therefore, any estimate of deferred income tax expense (benefit) cannot be reliably predicted from year to year. For the fiscal year ended November 30, 2013, the Fund had deferred tax benefits from net operating losses of approximately $5.1 million and accrued approximately $132.0 million in deferred tax expense related to unrealized appreciation on investments, resulting in a net deferred tax expense of approximately $126.9 million.  The cumulative net deferred tax liability since inception is $149.8 million as of fiscal year end November 30, 2013.